EMPLOYMENT AGREEMENT

         This Employment Agreement dated as of December 3, 1999 (hereinafter referred to as "Agreement") is entered into by and between Merchantonline.com, Inc. (hereinafter referred to as the "Company") and Tarek S. Kirschen (hereinafter referred to as "Executive").

         WHEREAS, the Company employs Executive in the capacity of President and
Chief  Executive   Officer  and  desires  to  modify  the  existing   employment
arrangement; and

         WHEREAS, the Company and Executive desire to set forth in this Agreement all of the terms and conditions of said employment, and to establish a mechanism to resolve disputes relating to said employment;

         NOW, THEREFORE, in consideration of the mutual promises and obligations contained in this Agreement, the Company and Executive agree as follows:

         1. TERM OF EMPLOYMENT. This Agreement is effective January 1, 2000 (the "Effective Date"), and will automatically terminate without further notice at 5:00 p.m. on December 31, 2004.

         2. DUTIES AND RESPONSIBILITIES. The Company hereby employs Executive as President and Chief Executive Officer with such powers and duties in that capacity as may be established from time to time by the Company in its discretion. Executive will devote his entire time, attention and energies to the Company's business. During his employment, Executive will not engage in any other business activities, regardless of whether such activity is pursued for profits, gains, or other pecuniary advantage. However, nothing in this Agreement shall prevent Executive from passively investing in business activities so long as such investments require no active participation by Executive.

         3.   COMPENSATION.

         (a)      BASE  SALARY.   The  Company  promises  to  pay  Executive  an
         annualized base salary of $250,000, less applicable deductions, payable in installments according to the Company's normal payroll practices.

         (b) SALARY INCREASES: Executive's base salary will be adjusted upward on January 1 of each subsequent year by the twelve month average of the Consumer Price Index ("CPI") for the preceding year. The minimum CPI adjustment will be three percent (3%) per year and the maximum CPI adjustment will be six percent (6%) per year.

         (c) BONUSES: During the term of this Agreement, the Executive shall receive an annual bonus from the Company of each year, in such amount as shall, from time to time, be determined by the Board of Directors of the Company, in its good faith discretion. Also, the Executive shall receive a bonus, as determined by the Board of Directors, for any and all acquisitions or mergers consummated by the Company.

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         (d)      VACATION.  Executive shall be entitled to reasonable vacations during each year of the Term, the time and duration thereof to be determined by mutual agreement between Executive and the Company.

         (e) STOCK OPTIONS. On the date of this Agreement, the Company shall grant to Executive stock options to purchase an aggregate of 1,500,000 shares of common stock at an exercise price equal to $2.00 , which is the fair market value on the date of this agreement as reported by the OTC Bulletin Board on that date. The options shall vest 300,000 options on December 3 of each year commencing December 3, 2000, assuming that Executive remains employed by Company on the dates that the options are to be deemed vested. In the event that Executive is not employed by Company on dates that the options are to be deemed vested, regardless of the reason for his separation from the Company, the options that are not vested shall immediately terminate and expire. There will be no "pro-rated" vesting of any options for the period in which Executive ceases to be employed by Company. The vesting schedule will be as follows: 300,000 options shall vest on December 3 of each year commencing December 3, 2000. Executive will have five (5) years to exercise all vested options.

         (f) EXPENSES. The Company shall pay or reimburse the Executive for all reasonable expenses which are actually incurred or paid by him in the performance of his service hereunder.

         (g) AUTOMOBILE. The Company shall provide Executive with a luxury or comparable automobile, including maintenance, which may be used by Executive for both personal and business purposes during the term of his employment. A new vehicle shall be provided by the Company for Executive at three-year intervals.

         (h) MEMBERSHIPS. Company shall pay for Executive all appropriate professional and associate membership dues necessary or appropriate for fulfillment of Executive's responsibilities under this Agreement and agree to provide an annual allowance of not in excess of $3,500 for payment of social club memberships.

         (i) PROFESSIONAL SEMINARS. Company shall afford Executive with 12 compensated days annually for the purpose of attending professional seminars necessary to enable Executive to obtain and maintain licenses and certification related to his employment. Company will pay all reasonable travel, food and lodging costs associated with attending such seminars.

         (j) INSURANCE. The Executive agrees to allow the Company to provide "Key-Man" Life Insurance. The Insurance will be at least $2,000,000, with at least $1,000,000 of Universal Life or equivalent type, and will be paid by the Company. The Company will be the beneficiary of said policy, but the cash surrender value accumulated, if any, will belong to the Executive.

         (k) OTHER BENEFITS. Executive will be entitled to participate in any group health, life or disability plan and is entitled to any other benefits that the Company may maintain from time to time for all employees, provided that Executive meets the respective eligibility requirements.

         4. INABILITY TO PERFORM JOB DUTIES. In the event of Executive's death, this Agreement and the Executive's salary and compensation shall automatically end. If Executive becomes unable to perform his employment duties

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during the term of this Agreement for any reason,  his  compensation  under this
Agreement shall automatically end until such time as Executive becomes able to resume his job duties for the Company. In the event that Executive becomes unable to perform his employment duties for a cumulative period of greater than twelve (12) weeks within any span of twelve (12) months, this Agreement and Executive's employment will be automatically terminated.

         5. TERMINATION BY COMPANY FOR CAUSE. The Company may terminate this Agreement, and Executive's employment "for cause" at any time. As used herein, "for cause" shall mean any one of the following:

         o The habitual neglect by Executive of his job duties and responsibilities; or

         o        Conviction of any crime, excluding minor traffic offenses; or

         o Commission of a serious violation of any of the Company's personnel policies, including but not limited to violations of the Company's policies against any form of harassment; or

         o Any act or omission deemed as grounds for termination of employees as set forth in the Company's personnel policies in existence at the time; or

         o        A material breach of this Agreement.

In  the  event  the  Company  terminates   Executive's   employment  for  cause,
Executive's salary and other compensation shall automatically terminate and be forfeited.

         6. TERMINATION OF AGREEMENT BY COMPANY WITHOUT CAUSE OR BY EXECUTIVE WITH CAUSE. The Company may terminate this Agreement and Executive's employment without cause at any time upon thirty (30) days prior written notice to Executive. The Executive may terminate this Agreement and Executive's employment without cause at any time upon thirty (30) days prior written notice to the Company upon a material breach of this Agreement by the Company. In each such event, the Company will pay to Executive a severance payment of an amount equal to 299% of his then-current base salary, less taxes and other applicable withholding amounts.

         7. TERMINATION OF AGREEMENT BY EXECUTIVE. Executive may terminate this Agreement and his employment with the Company without cause upon thirty
(30) days prior written notice to the Company. Executive may be required to perform his job duties and will be paid his regular salary up to the date of the termination. At the option of the Company, the Company may require Executive to terminate employment upon receiving said thirty (30) days' notice from Executive of the termination of this Agreement. In such event, the Company will pay to Executive an amount equal to thirty (30) calendar days of his base salary. Executive will not be entitled to receive any other compensation or severance allowance under this Agreement.

         8. CHANGE OF CONTROL. (a) For the purposes of this Agreement, a "Change of Control" shall be deemed to have taken place if: (i) any person,

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including a "group" as defined in Section  13(d)(3) of the  Securities  Exchange
Act of 1934, as amended (but excluding Executive and members of his family), becomes the owner or beneficial owner of Company securities, after the date of this Agreement, having 50% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board, as long as the majority of the Board approving the purchases is the majority at the time the purchases are made), or (ii) the persons who were directors of the Company before such transactions shall cease to constitute a majority of the Board, or any successor to the Company, as the direct or indirect result of or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions.

                  (b) During the remaining term hereof after the Change of Control Date, the Company (or subsidiary) will (i) continue to pay Executive at not less than the Base Salary on the Change of Control Date, (ii) pay Executive bonuses in amounts not less in amount than those paid during the 12 month period preceding the Change of Control Date, and (iii) continue employee benefit programs as to Executive at levels in effect on the Change of Control Date (but subject to such reductions as may be required to maintain such plans in compliance with applicable federal law regulating employee benefit programs).

                  (c) If during the remaining term hereof after the Change of Control Date (i) Executive's employment is terminated by the Company (or subsidiary), or (ii) there shall have occurred a material reduction in Executive's compensation or employment related benefits, or a material change in Executive's status, working conditions, management responsibilities or titles, and Executive voluntarily terminates his relationship with the Company within 60 days of any such occurrence, or the last in a series of occurrences, then Executive shall be entitled to receive, a lump sum payment equal to 299% of Executive's Base Salary. Such amount will be paid to Executive within 15 business days after his termination of affiliation with the Company.

         9. COOPERATION. Upon the termination of this Agreement for any reason, Executive agrees to cooperate with the Company in effecting a smooth transition of the management of the Company with respect to the duties and responsibilities which Executive performed for the Company. Further, after termination of this Agreement, Executive will furnish such information and proper assistance to the Company as it may reasonably require in connection with any prior business arrangements in which Executive was involved, and any litigation to which the Company is or may become party.

         10. COVENANT NOT TO COMPETE. During the term of this Agreement, and for two (2) years after its termination, Executive promises and agrees that she/he will not enter into any employment or business relationship (whether as a principal, agent, partner, employee, investor, owner, consultant, board member or otherwise) with any company, business organization or individual that is engaged in the same or similar business as that conducted by the Company or with any other business that competes with the Company. This Section 10 is effective regardless of the reason for the termination of the Agreement and regardless of whether the Agreement is terminated by the Executive or the Company. This restrictive covenant may be assigned to and enforced by any of the Company's assignees or successors.

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         11.  AGREEMENT NOT TO USE OR DISCLOSE TRADE SECRETS. During the term of this Agreement and a period of five (5) years thereafter, Executive promises and agrees that he/she will not disclose or utilize any trade secrets acquired during the course of service with the Company and/or its related business entities. As used herein, "trade secret" refers to the whole or any portion or phase of any formula, pattern, device, combination of devices, or compilation of information which is for use, or is used, in the operation of the Company's business and which provides the Company an advantage, or an opportunity to obtain an advantage, over those who do not know or use it. "Trade secret" also includes any scientific, technical, or commercial information, including any design, list of suppliers, list of customers, as well as pricing information or methodology, contractual arrangements with vendors or suppliers, business development plans or activities, or Company financial information. This Section 11 is effective regardless of the reason for the termination of the Agreement and regardless of whether the Agreement is terminated by the Executive, the Company or by its own terms. This restrictive covenant may be assigned to and enforced by any of the Company's assignees or successors.

         12.  AGREEMENT  NOT TO  USE OR  DISCLOSE  CONFIDENTIAL  OR  PROPRIETARY
INFORMATION. During the term of this Agreement and a period of two (2) years thereafter, Executive promises and agrees that he/she will not disclose or utilize any confidential or proprietary information acquired during the course of service with the Company and/or its related business entities, Executive shall not divulge, communicate, use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential or proprietary information pertaining to the business of the Company. Any confidential or proprietary information or data now or hereafter acquired by Executive with respect to the business of the Company (which shall include, but not be limited to, information concerning the Company's financial condition, prospects, technology, customers, suppliers, methods of doing business and promotion of the Company's products and services) shall be deemed a valuable, special and unique asset of the Company that is received by Executive in confidence and as a fiduciary. For purposes of this Agreement "confidential and proprietary information" means information disclosed to Executive as a consequence of or through his employment by the Company (including information conceived, originated, discovered or developed by Executive) prior to or after the date hereof and not generally known or in the public domain, about the Company or its business. This Section 12 is effective regardless of the reason for the termination of the Agreement and regardless of whether the Agreement is terminated by the Executive, the Company or by its own terms. This restrictive covenant may be assigned to and enforced by any of the Company's assignees or successors.

         13. AGREEMENT NOT TO HIRE COMPANY EXECUTIVES. If Executive leaves the employ of the Company or terminates this Agreement, Executive promises and agrees that, during the two (2) years following his departure from the Company, Executive will not, without the express written permission of the Company, directly or indirectly employ as a consultant or employee any person who is employed as a consultant or employee of the Company at the time of Executive's termination, or any person who was an employee or consultant of the Company during the six months preceding Executive's termination. This Section 13 is effective regardless of the reason for the termination of the Agreement and regardless of whether the Agreement is terminated by the Executive, the Company

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or by its own terms.  This restrictive  covenant may be assigned to and enforced by any of the Company's assignees or successors.

         14. INJUNCTIVE RELIEF. In recognition of the unique services to be performed by Executive and the possibility that any violation by Executive of
Section 10,  Section 11,  Section 12 or Section 13 of this  Agreement  may cause irreparable or indeterminate damage or injury to Company, Executive expressly stipulates and agrees that the Company shall be entitled, upon ten (10) days written notice to Executive, to obtain an injunction from any court of competent jurisdiction restraining any violation or threatened violation of this Agreement. Such right to an injunction shall be in addition to, and not in limitation of, any other rights or remedies the Company may have for damages.

         15. JUDICIAL MODIFICATION OF AGREEMENT. The Company and Executive specifically agree that a court of competent jurisdiction (or an arbitrator, as appropriate) may modify or amend Section 10, Section 11, Section 12 or Section 13 of this Agreement if absolutely necessary to conform with relevant law or binding judicial decisions in effect at the time the Company seeks to enforce any or all of said provisions.

         16. RESOLUTION OF DISPUTES BY ARBITRATION. Any claim or controversy that arises out of or relates to Executive's employment, this Agreement, or the breach of this Agreement, will be resolved by arbitration in Palm Beach County in accordance with the rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered in any court possessing jurisdiction over arbitration awards. This Section shall not limit or restrict the Company's right to obtain injunctive relief for violations of Section 10,
Section 11, Section 12 or Section 13 of this Agreement directly from a court under Section 14 of this Agreement. Each party shall be required to bear its own costs and attorney's fees incurred in any arbitration arising out of Executive's employment, this Agreement, or the breach of this Agreement.

         17.  ADEQUATE  CONSIDERATION.   Executive  expressly  agrees  that  the
Company has provided adequate, reasonable consideration for the obligations imposed upon him in this Agreement.

         18. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement between the parties, and supersedes any prior agreements or understanding between the Company and Executive. This Agreement may be amended only in writing, signed by both parties.

         19. LIMITED EFFECT OF WAIVER BY COMPANY. If the Company waives a breach of any provision of this Agreement by Executive, that waiver will not operate or be construed as a waiver of later breaches by Executive.

         20. SEVERABILITY. If any provision of this Agreement is held invalid for any reason, such invalidity shall not affect the enforceability of the remainder of this Agreement.

         21. ASSUMPTION OF AGREEMENT BY COMPANY'S SUCCESSORS AND ASSIGNS. At the Company's sole option, the Company's rights and obligations under this

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Agreement will inure to the benefit and be binding upon the Company's successors and assigns. Executive may not assign his rights and obligations under this Agreement.

         22.  APPLICABLE  LAW.   Executive  and  the  Company  agree  that  this
Agreement shall be subject to, and enforceable under, the laws of the State of Florida.

         IN WITNESS WHEREOF, the parties have executed this Employment Agreement on December 3, 1999.

COMPANY                                      EXECUTIVE


By:  /s/ ANGEL RODRIQUEZ                     By:  /s/ TAREK KIRSCHEN
     -------------------------------              ------------------------------


/s/ BARBARA MENDELSON                        /s/ JANICE STITT
------------------------------------         -----------------------------------
Witness                                      Witness